NEW FUTUREVEST VARIABLE UNIVERSAL LIFE

Issued by

WILTON REASSURANCE LIFE COMPANY OF NEW YORK

Through

WILTON REASSURANCE LIFE CO OF NEW YORK

VARIABLE LIFE SEPARATE ACCOUNT A

Supplement dated May 7, 2024

to the

Prospectus dated May 1, 2024

Appendix A is updated as follows:

Investment Objective	Portfolio Company and Adviser/Subadvisor	Current Expenses	Average Annual Returns (as of 12/31/2023
			1 year	5 years	10 years
Seeks long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.56	33.45%	16.65%	11.61%
Seeks capital appreciation.	Fidelity® VIP Disciplined Small Cap Portfolio - Initial Class Fidelity Management & Research Company (FMR)	0.36	20.96%	11.83%	7.49%
Seeks capital appreciation.	Fidelity® VIP Emerging Markets Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK, FMR Japan, FIA (UK) and FIJ)	0.89	9.66%	7.79%	5.18%
Seeks reasonable Income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.47	10.65%	12.30%	8.58%

Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.27	4.89%	1.72%	1.11%

Seeks to achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.58	36.24%	19.64%	14.80%

Seeks as high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.38	6.20%	1.97%	2.33%

Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.57	15.08%	12.45%	8.12%

Seeks long-term growth of capital.	Fidelity® VIP Overseas Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK, FMR Japan, FIA (UK) and FIJ)	0.73	20.55%	9.99%	4.91%

Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity® VIP Real Estate Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.60	11.19%	5.22%	6.04%

Seeks capital appreciation.	Fidelity® VIP Value Portfolio - Initial Class Fidelity Management & Research Company (FMR) (Subadviser FMR UK, FMR HK and FMR Japan)	0.60	19.79%	15.98%	9.99%

This Supplement amends the above referenced Prospectus offered by Wilton Reassurance Life Company of New York. Please keep this Supplement for future reference together with your Prospectus. All capitalized terms have the same meaning as those included in the Prospectus.